JOINDER AGREEMENT

This Joinder Agreement, dated as of December 19, 2006, is delivered pursuant to Section 7.11 (Additional Grantors) of the Pledge and Security Agreement, dated as of April 6, 2004 (the “Pledge and Security Agreement”), by Prestige Brands, Inc. (the “Borrower”) and the subsidiaries and affiliates of the Borrower listed on the signature pages thereof in favor of the Citicorp North America, Inc., as agent for the First-Priority Secured Parties (the “Administrative Agent”). Capitalized terms used herein but not defined herein are used with the meanings given them in the Pledge and Security Agreement.

By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 7.11 (Additional Grantors) of the Pledge and Security Agreement, hereby becomes a party to the Pledge and Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, hereby grants to the Administrative Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the First-Priority Secured Obligations of the undersigned, hereby collaterally assigns, mortgages, pledges and hypothecates to the Administrative Agent and grants to the Administrative Agent a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned and expressly assumes all obligations and liabilities of a Grantor under the Pledge and Security Agreement.

The information set forth in Annex 1-A is hereby added to the information set forth in Schedules 1 through 7 to the Pledge and Security Agreement.

The undersigned hereby represents and warrants that each of the representations and warranties contained in Article III (Representations and Warranties) of the Pledge and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

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In witness whereof, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

PRESTIGE BRANDS HOLDINGS, INC.
PRESTIGE INTERNATIONAL
HOLDINGS, LLC

By: /s/ Peter J. Anderson
Name: Peter J. Anderson
Title: Chief Financial Officer

DENTAL CONCEPTS LLC
By: /s/ Peter J. Anderson
Name: Peter J. Anderson
Title: Treasurer

Acknowledged and Agreed as of the date first above written:

Citicorp North America, Inc., as Administrative Agent

By: /s/ C.P. Mahon
Name: C.P. Mahon
Title: Vice President